TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Tenth Amendment to Loan and Security Agreement ("Tenth Amendment") is made as of this 8th day of July, 1999 by and between Fleet Business Credit Corporation, successor to Sanwa Business Credit Corporation as Lender ("Lender") and Alger Manufacturing Company, Inc. as Borrower ("Borrower") in reference to that certain Loan and Security Agreement dated as of January 19, 1990, as amended, between Lender and Borrower (the "Agreement") pursuant to which Lender is making certain loans and advances to Borrower upon the terms and conditions set forth in the Agreement. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Agreement. Borrower has requested certain modifications to the Agreement and Lender has agreed to the such modifications on the terms and conditions set forth below.

         NOW THEREFORE, the parties hereto do hereby agree as follows:

         1. Section 2.1(a) of the Agreement is hereby amended by deleting the dollar amount of $2,600,000 in subsection (i) thereof and replacing the dollar amount with "Three Million Dollars ($3,000,000)".

         2. Section 2.4 of the Agreement is hereby amended by deleting the first sentence thereof and replacing that with the following:

         "This Agreement shall be in effect until August 31, 2001 (the "Initial Term") and shall be automatically renewed thereafter for successive periods of one year (the "Renewal Term") unless terminated as provided below."

         3. Reference is further made to that certain Ninth Amendment to Loan and Security Agreement dated as of August 27, 1998 ("Ninth Amendment"). The Ninth Amendment references that certain Capital Expenditure Line in Section 3 thereof. Subsection (vi) of Section 3 to the Ninth Amendment provides that "no Acquisition Term Loan advance will be made by Lender on or after April 30, 1999." The reference to "April 30, 1999" in that subsection is hereby deleted and replaced by April 30, 2001. Additionally, Subsection (iv) of Section 3 is amended by replacing "85%" with "100%."

         4. In addition to all other fees and charges, Borrower agrees to pay on the date hereof an amendment fee of $10,000, which fee shall be fully earned as of the date hereof and nonrefundable.

         5. Borrower agrees to pay all charges, costs, expenses and reasonable attorneys' fees incurred by Lender in connection with the negotiation, documentation and preparation of this Tenth Amendment and any other documents in connection therewith.

         6. Lender is not waiving any rights under the Agreement or any Ancillary Agreements and, except as expressly stated herein or as previously modified in a writing signed by Lender, all of the terms, convenants and conditions of the Agreement and the Ancillary Agreements remain in full force and effect.

         This Tenth Amendment shall be part of the Agreement, the terms of which are incorporated herein except as modified hereby, and a breach of any representation, warranty or covenant contained herein shall constitute a Default under the Agreement.

                                               ALGER MANUFACTURING COMPANY, INC.


                                               By:  /s/ DUANE FEMRITE
                                                   ------------------
                                               Its: C.E.O.

                                               By: /s/ RICHARD KRAUSE
                                                   ------------------
                                               Its: President

                                               FLEET BUSINESS CREDIT CORPORATION

                                               By: /s/ MARK NEWLUN
                                                   ---------------
                                               Its: